UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 21, 2006

SCHNITZER STEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of principal executive offices)	97296-0047 (Zip Code)

(Registrant’s telephone number, including area code)    (503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 21, 2006, Schnitzer Steel Industries, Inc. (the “Company”) entered into a rights agreement (the “Rights Agreement”) with Wells Fargo Bank, N.A. (the “Rights Agent”), relating to certain preferred share purchase rights. A brief description of the material terms of the Rights Agreement is included under Item 3.03 of this Current Report on Form 8-K and such description is incorporated into this item by reference. A copy of the Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated into this item by reference.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On March 21, 2006, the Board of Directors of Schnitzer Steel Industries, Inc. declared a dividend distribution of one preferred share purchase right (a “Class A Right”) for each share of Class A Common Stock, par value $1.00 per share, of the Company (a “Class A Common Share”) outstanding at the close of business on April 4, 2006 (the “Record Date”) and one preferred share purchase right (a “Class B Right”) for each share of Class B Common Stock, par value $1.00 per share, of the Company (a “Class B Common Share” and together with the Class A Common Shares, the “Common Shares”) outstanding at the Record Date (the Class A Rights and Class B Rights together the “Rights”). Except as set forth below, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share (a “Unit”) of Series A Participating Preferred Stock, par value $1.00 per share, of the Company (“Series A Preferred Shares”), at a price of $110.00 (the “Purchase Price”), subject to adjustment. The Purchase Price shall be paid in cash, or by certified check or cashier’s check payable to the order of the Company. The description and terms of the Rights are set forth in the Rights Agreement and are summarized below.

Initially, no separate Right Certificates will be distributed. Until the earlier to occur of (i) 10 days following (A) a public announcement that, or (B) such earlier date as a majority of the Company’s Board of Directors has become aware that, a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of Common Shares representing either (x) 15% or more of the total number of votes entitled to be cast by the holders of the Common Shares of the Company then outstanding or (y) 15% or more of the total number of outstanding Common Shares of the Company (the earlier of the dates referred to in (A) and (B) being referred to as the “Shares Acquisition Date”) or (ii) 10 Business Days (or such later date as the Board of Directors may determine) following the commencement of a tender offer or exchange offer if, upon consummation thereof, such person or group would become an Acquiring Person (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any Common Shares outstanding on and after the Record Date, by the certificates representing such Common Shares. Under the Rights Agreement, the Schnitzer Steel Industries, Inc. Voting Trust (the “Voting Trust”) governed by the Schnitzer Steel Industries, Inc. 2001 Restated Voting Trust and Buy-Sell Agreement, dated as of March 26, 2001 (the “Voting Trust Agreement”) and any trustees thereof in their capacity as such (each, a “Trustee”) are excluded from the definition of Acquiring Person. No person, other than the Voting Trust and the Trustees in their capacity as Trustees, shall be deemed to beneficially own any Common Shares as a result of being a party to or bound by the Voting Trust Agreement. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with Common Share certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date and will expire on March 21, 2016, unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

If a person (other than the Company and certain other entities) becomes an Acquiring Person, each holder of a Class A Right will thereafter have the right to receive, upon the exercise thereof at the Purchase Price, Class A Common Shares of the Company and each holder of a Class B Right will thereafter have the right to receive, upon the exercise thereof at the Purchase Price, Class B Common Shares of the Company, or, in certain circumstances, cash, property or other securities of the Company, in each case, having a value equal to two times the Purchase Price. Notwithstanding any of the foregoing, following the occurrence of the event set forth above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

If, at any time following the Shares Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, or in which the Company is the surviving corporation but in which its Common Shares are changed or exchanged, or (ii) more than 50% of the Company’s assets or earning power is sold or transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right (other than Rights that previously have been voided as set forth above) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price, common shares of the acquiring company having a value equal to two times the Purchase Price.

The Purchase Price payable, and the number of Units of Series A Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a dividend of Series A Preferred Shares on, or a subdivision, combination or reclassification of, the Series A Preferred Shares, (ii) upon the grant to holders of the Series A Preferred Shares of certain rights or warrants to subscribe for Series A Preferred Shares or securities convertible into Series A Preferred Shares, or (iii) upon the distribution to holders of the Series A Preferred Shares of debt securities or assets (excluding regular quarterly cash dividends and dividends payable in Series A Preferred Shares) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares that are not integral multiples of one one-thousandth of a Series A Share will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series A Preferred Shares on the last trading date prior to the date of exercise.

At any time after the date of the Rights Agreement until the date on which an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.001 per Right, subject to adjustments (the “Redemption Price”).

At any time after a person becomes an Acquiring Person, provided that the Acquiring Person beneficially owns not more than 50% of the outstanding Common Shares, the

Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights for Common Shares at an exchange ratio of one Class A Common Share per Class A Right and one Class B Common Share per Class B Right, respectively.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending on the circumstances, recognize taxable income in the event that the Rights become exercisable for Class A Common Shares, Class B Common Shares (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights.

Any of the provisions of the Rights Agreement may be amended by the Board of Directors at any time the Rights are redeemable. Thereafter, the Rights Agreement may be amended to cure any ambiguity, to correct defects and inconsistencies or to make changes that do not adversely affect the interests of holders of the Rights (other than an Acquiring Person); provided that no supplement or amendment may cause the Rights Agreement to again become amendable other than in accordance with this sentence or to cause the Rights to again become redeemable.

A copy of the Rights Agreement is available free of charge from the Company or the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated into this item by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

In connection with the Rights Agreement referenced in Item 1.01 and Item 3.03, on March 21, 2006, the Company adopted Articles of Amendment to the Company’s Restated Articles of Incorporation, effective immediately, for the purpose of creating a series of preferred shares designated as Series A Participating Preferred Stock. A copy of the Articles of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated into this item by reference.

On March 21, 2006, the Board of Directors of the Company adopted Restated Bylaws of the Company (the “Restated Bylaws”) effective immediately, reflecting amendments which, among other things:

o
establish a classified Board of Directors whereby the directors are divided into three classes designated as Class I, Class II and Class III, respectively, and whereby one class will stand for election at each annual meeting of shareholders, with each class standing for election every third year;

o
require shareholders who wish to demand a special meeting of the shareholders to provide advance written notice which includes, among other things, (i) a description of the business to be proposed at the meeting, (ii) the text of the proposal or business, (iii) the reasons for conducting such business at the meeting and (iv) as to the shareholder giving notice (and any beneficial owner on whose behalf such notice is given) (a) name and address, (b) the class and number of shares owned, (c) any material interest in the proposed business and (d) certain representations;

o
provide that the annual meeting of the shareholders is held for the purpose of the election of directors and that other business may be brought before the meeting only in accordance with specific procedures, and restrict business to be conducted at a special shareholders’ meeting to that which is contained in the written notice of the meeting;

o
specify that all shareholders’ meetings shall be presided over by a chairperson who shall be the Chairman of the Board or, in his or her absence, the President or, in his or her absence, another person appointed by the Board, and that only the chairperson of a meeting of shareholders may adjourn such meeting whether or not a quorum is present;

o
specify the mechanics for the fixing of a record date by the Board of Directors, including a detailed mechanism for setting a record date to determine shareholders entitled to demand a meeting of shareholders; and

o	provide that the provisions of the Oregon Control Share Act shall not be applicable to acquisitions of voting shares of the Corporation.

This summary description of the amendments to the Restated Bylaws of the Company does not purport to be complete and is qualified in its entirety by reference to the Company’s Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated into this item by reference.

ITEM 8.01	OTHER EVENTS

On March 21, 2006, the Board of Directors of the Company approved proposed changes to the Company’s Restated Articles of Incorporation, which remain subject to shareholder approval. The proposed changes would revise the restrictions on the issuance of Class B Common Stock to make clear that the issuance of Class B Common Stock upon exercise of the Rights is permitted; reflect the establishment of a classified Board of Directors as provided in the Restated Bylaws; provide that only incumbent directors are empowered to fill vacancies on the Board of Directors, regardless of the cause of the vacancy; and increase the shareholder ownership required to call a special meeting from 10% to 25% of the eligible votes. This summary description of the proposed changes to the Company’s Restated Articles of Incorporation does not purport to be complete and additional information will be provided in a proxy statement to be prepared and filed by the Company with the Securities and Exchange Commission.

On March 21, 2006, the Company issued a press release announcing the adoption of the Restated Bylaws, the declaration of the dividend of Rights, the adoption of the Rights Agreement and the Board’s approval of proposed changes to the Company’s Restated Articles of Incorporation. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this item by reference.

Where to Find Additional Information

Additional information relating to the proposed changes to the Company’s Restated Articles of Incorporation will be included in a proxy statement on Schedule 14A to be filed with the Securities and Exchange Commission. Shareholders are urged to read the definitive proxy statement carefully when it becomes available as it will contain important information. The Company and its officers and directors may be deemed to be participants in the solicitation of proxies. Information regarding the security ownership and other interests of such individuals is included in the Company’s annual reports on Form 10-K previously filed with the SEC and will be included in the proxy statement. Investors may obtain a free copy of the proxy statement and annual reports previously filed with the SEC as well as other material filed with the SEC concerning the Company and these individuals at the SEC’s website at www.sec.gov or by directing a request to Schnitzer Steel Industries, Inc., 3200 NW Yeon Avenue, Portland, Oregon 97210, Attention: Corporate Secretary, or by telephone at (503) 224-9900.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Restated Articles of Incorporation of Schnitzer Steel Industries, Inc., dated March 21, 2006, and relating to Series A Participating Preferred Stock.
3.2	Restated Bylaws of Schnitzer Steel Industries, Inc., dated March 21, 2006.
4.1
Rights Agreement, dated as of March 21, 2006, between Schnitzer Steel Industries, Inc. and Wells Fargo Bank, N.A. which includes as Exhibit A the form of Articles of Amendment for Series A Participating Preferred Stock, as Exhibit B the form of Class A Right Certificate, as Exhibit C the form of Class B Right Certificate, and as Exhibit D the Summary of Rights to Purchase Series A Shares.

99.1	Press Release of Schnitzer Steel Industries, Inc., dated March 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Date: March 22, 2006	By:	/s/ Richard C. Josephson
Name: Richard C. Josephson
Title: Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Articles of Amendment to the Restated Articles of Incorporation of Schnitzer Steel Industries, Inc., dated March 21, 2006, and relating to Series A Participating Preferred Stock.
3.2	Restated Bylaws of Schnitzer Steel Industries, Inc., dated March 21, 2006.
4.1
Rights Agreement, dated as of March 21, 2006, between Schnitzer Steel Industries, Inc. and Wells Fargo Bank, N.A. which includes as Exhibit A the form of Articles of Amendment for Series A Participating Preferred Stock, as Exhibit B the form of Class A Right Certificate, as Exhibit C the form of Class B Right Certificate, and as Exhibit D the Summary of Rights to Purchase Series A Shares.

99.1	Press Release of Schnitzer Steel Industries, Inc., dated March 21, 2006.